                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                        William Blair Mutual Funds, Inc.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                        IMPORTANT SUPPLEMENT INFORMATION
                                FOR SHAREHOLDERS
           OF WILLIAM BLAIR GROWTH FUND AND WILLIAM BLAIR INCOME FUND

William Blair Mutual Funds, Inc. (the "Company") will hold a special meeting of shareholders on November 30, 1999. This document contains a Proxy Statement Supplement, which modifies the Proxy Statement dated October 11, 1999 to include an additional matter to be voted upon by shareholders. We recommend that you read the Proxy Statement and Proxy Statement Supplement in their entirety; the explanations they include will help you decide on the issues.

Q: WHY HAVE I RECEIVED A PROXY STATEMENT SUPPLEMENT?

    A: The Proxy Statement Supplement contains one additional item to be voted upon by shareholders of the Growth Fund and Income Fund only. Shareholders of these Funds will be asked to approve an amended Management Agreement, which is described in this Proxy Statement Supplement.

Q: WHAT IF I HAVE ALREADY RECEIVED THE PROXY STATEMENT?

    A: If you have already received the Proxy Statement and even if you have already sent in a proxy card, please read this Proxy Statement Supplement and vote on the enclosed proxy card. By voting on the enclosed proxy card, you will REVOKE any previous proxy you may have already voted. Any item you leave blank on the proxy card will be voted FOR the proposals. If you have already sent in a proxy card and do not wish to vote on the amended Management Agreement, the card you submitted will be counted on the items it contained.

       If you receive the Proxy Statement and Proxy Statement Supplement at the same time, please fill out the enclosed proxy card, which includes all the items you are being asked to vote on.

Q: WHY AM I BEING ASKED TO APPROVE AN AMENDED MANAGEMENT AGREEMENT?

    A: The Board of Directors of the William Blair Mutual Funds has approved the creation of multiple classes of shares for each Fund. The multiple class plan includes the payment of certain distribution fees and shareholder servicing fees. The Company's current Management Agreement, however, contains expense limitations for the Growth Fund and the Income Fund that effectively would preclude the implementation of the multiple class plan for those Funds. Therefore, the Board of Directors recommend that the shareholders of the Growth Fund and Income Fund each approve an amendment to the Company's Management Agreement that is necessary to implement the multiple class structure. No other term of the contract, including the management fees, would be modified.

Q: HOW CAN I OBTAIN ANOTHER COPY OF THE PROXY STATEMENT?

    A: Call the Company's agent's toll free number: 1-800-769-5414, and you will receive another copy without charge.

Q: HOW DO THE MEMBERS OF THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

    A: After careful consideration, the Board of Directors has unanimously approved the amended Management Agreement. The Board recommends that you read the Proxy Statement and Proxy Statement Supplement carefully and vote FOR the amended Management Agreement.

TIME IS OF THE ESSENCE . . . YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! EVEN IF YOU WANT TO VOTE FOR ALL THE ITEMS, BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO HELP THE COMPANY AVOID THE NECESSARY AND ADDITIONAL EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM.

                           PROXY STATEMENT SUPPLEMENT

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                           WILLIAM BLAIR GROWTH FUND
                           WILLIAM BLAIR INCOME FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 1999

                                                                October 22, 1999

To the Shareholders:

     In the Proxy Statement dated October 11, 1999 included herewith, you are invited to attend a special meeting of the shareholders of William Blair Mutual Funds, Inc. (the "Company") at a place and time identified therein. The Proxy Statement that preceded or accompanied this Proxy Statement Supplement is incorporated herein by reference except to the extent that it is modified by the addition of the information provided herein. In addition to the purposes noted in the Proxy Statement, the following matter will come before the meeting:

     (7) a. To approve an Amended Management Agreement for the Growth Fund.

         b. To approve an Amended Management Agreement for the Income Fund.

All terms and conditions related to the special meeting of Shareholders remain as they are set forth in the Proxy Statement, unless they are modified herein.

                                            By Order of the Board of Directors
                                            Marco Hanig
                                            President

SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

YOU CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TOLL FREE NUMBER 1-800-769-5414.

                           PROXY STATEMENT SUPPLEMENT

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                             222 WEST ADAMS STREET
                            CHICAGO, ILLINOIS 60606

OCTOBER 22, 1999

     In addition to the other matters to become before shareholders at the November 30, 1999 meeting of shareholders as set forth in the William Blair Mutual Funds Proxy Statement dated October 11, 1999, shareholders of the Growth Fund and Income Fund, each voting separately, will be asked to vote upon an amended management agreement (Items 7a and 7b, respectively). The Proxy Statement that preceded or accompanied this Proxy Statement Supplement is incorporated herein by reference except to the extent that it is modified by the addition of the information provided herein.

                                ITEMS 7A AND 7B.
                   TO APPROVE AN AMENDED MANAGEMENT AGREEMENT
                    FOR THE GROWTH FUND AND INCOME FUND ONLY

     As noted in Item 6 of the Proxy Statement, the Board of Directors of the William Blair Mutual Funds has approved the creation of multiple classes of shares for each Fund. The multiple class plan includes the payment of certain distribution fees and shareholder servicing fees for the various classes. The Company's current Management Agreement, however, contains certain expense limitations for the Growth Fund and the Income Fund that effectively would preclude the implementation of the multiple class plan for those Funds. Therefore, the Directors recommend that the shareholders of the Growth Fund and Income Fund approve an amendment to the Company's Management Agreement (the "Amended Agreement") with William Blair & Company, L.L.C. (the "Adviser").

     Under the current agreement, if expenses borne by the William Blair Mutual Funds for either the Growth Fund or the Income Fund (including the Adviser's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) exceed 1.5% of the first $30,000,000 of average daily net assets of such Fund and 1.00% of average daily net assets of the Fund over $30,000,000, the Adviser will reduce its fee or reimburse the Fund for any excess (the "Expense Limitation").

     Under the Amended Agreement, the Expense Limitation would be modified to exclude distribution fees and shareholder servicing fees, such as those imposed under Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), from the types of fees that would cause a fee waiver or an expense reimbursement. The other terms of the Expense Limitation would remain unchanged. THE AMENDED AGREEMENT WILL NOT RESULT IN A CHANGE IN THE MANAGEMENT FEE FOR EITHER FUND.

PROPOSED AMENDMENT

     Except for the change of expense limitation for the Growth Fund and Income Fund discussed above, the Amended Agreement is substantially identical to the present Management Agreement. The duties and responsibilities of the Adviser to the Growth Fund and Income Fund would be the same as under the present Management Agreement.

     If approved by shareholders, the Amended Agreement would take effect immediately upon approval by shareholders and would continue in effect if approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Directors who are not "interested persons" of the Company or the Adviser (the "Independent Directors") and (ii) the vote of either a majority of the Directors or a majority of the outstanding shares of the Company. If the Amended Agreement is not approved, the present Management Agreement will continue in effect as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Directors, and (ii) the vote of either a majority of the Directors or a majority of the outstanding shares of the Company.

MATTERS CONSIDERED BY THE BOARD

     The Amended Agreement was approved by the Board of Directors of the Company, including all of the "non-interested" Directors, on October 19, 1999. The Board of Directors had the opportunity to ask questions and request further information in connection with such consideration. In considering the Amended Agreement, the Board of Directors and the Independent Directors considered: (i) that the Adviser would provide identical services under the Amended Agreement as it currently provides under the present Management Agreement, (ii) the current Expense Limitation was designed for a fund structure that did not include distribution fees or shareholder servicing fees; and (iii) a modification of the Expense Limitation is necessary to implement the multiple class structure, which includes distribution fees and shareholder services. Based upon their evaluation of all material factors and assisted by the advice of independent counsel, the Board concluded that the proposed revision of the Expense Limitation was in the best interest of Growth Fund and Income Fund shareholders. The Board of Directors, including the Independent Directors, voted to approve the submission of the Amended Agreement to shareholders of the Growth Fund and Income Fund and recommend that shareholders vote FOR the Amended Agreement.

PRESENT MANAGEMENT AGREEMENT

     The present Management Agreement is dated May 1, 1996 and was last approved by the Board on February 9, 1999 and by shareholders on April 23, 1996. The present Management Agreement may be terminated at any time by the Board of Directors or by a vote of a majority of the outstanding shares of the Growth Fund or Income Fund or by the Adviser on 60 days' written notice. The Board of Directors or a majority of the outstanding voting securities of the Growth Fund or Income Fund may terminate the present Management Agreement, without payment of any penalty, in the event that a court of competent jurisdiction has established that the Adviser or any officer or principal of the Adviser has taken any action which results in the breach of covenants of the Adviser set forth in the agreement. The present Management Agreement also provides for its termination in the event of an "assignment," as that term is defined in the 1940 Act.

     The Amended Agreement does not differ in any material respect from the present agreement, except with respect to the Expense Limitation as described above.

INVESTMENT ADVISER

     William Blair & Company, L.L.C. has served as the investment adviser and manager for the Growth Fund and the Income Fund since their inceptions in 1969 and 1990, respectively. Other information regarding the Adviser is located on pages 21 and 22 of the Proxy Statement. For the year ended December 31, 1998, the Growth Fund and Income Fund paid the Adviser management fees of $4,861,435 and $1,046,049, respectively.

     The Adviser also is the principal underwriter and distributor for shares of the Fund, and acts as agent of the Fund in the sale of its shares (the "Distributor"). In connection with the establishment of the multiple class structure for the Company, the Distributor will be paid 0.25% and 0.15% of the average daily net assets attributable to Class N of the Growth Fund and Income Fund, respectively, and is paid other amounts for other William Blair Funds.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDED AGREEMENT.

                             ADDITIONAL INFORMATION

QUORUM AND VOTING REQUIREMENTS

     Item 7, Approval of an Amended Management Agreement, requires the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities of the appropriate Fund present at the meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the appropriate Fund, whichever is less.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors
                                            Marco Hanig
                                            President

October 22, 1999

The Proxy Statement for the William Blair Mutual Funds, Inc., dated October 11, 1999 is incorporated herein by reference.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-----------------------------------------------------

                                                                                                           For All   With-  For All
                                                       1. INSTRUCTION: To withhold authority to vote for   Nominees  hold    Except
                                                          any individual nominee(s), mark the "For All
                                                          Except" box and print the name(s) of the
              WILLIAM BLAIR GROWTH FUND                   nominee(s) on the line provided.                   [ ]     [ ]     [ ]

-----------------------------------------------------  ----------------------------------------------------------------------------
      PLEASE REFER TO THE BOTTOM OF THIS CARD
   FOR THE RESOLUTIONS TO BE VOTED AT THE MEETING                For  Against Abstain                     For    Against Abstain
-----------------------------------------------------
                                                       2.        [ ]    [ ]     [ ]                   5a. [ ]      [ ]     [ ]
  CONTROL NUMBER:
  RECORD DATE SHARES:                                  3a.       [ ]    [ ]     [ ]                   5b. [ ]      [ ]     [ ]

                                                       3b.       [ ]    [ ]     [ ]                   5c. [ ]      [ ]     [ ]

                                                       4.        [ ]    [ ]     [ ]                   5d. [ ]      [ ]     [ ]

                                                                 For  Against Abstain                 5e. [ ]      [ ]     [ ]

                                                       5.        [ ]    [ ]     [ ]                   5f. [ ]      [ ]     [ ]

                                                       Instruction: Mark box 5 above to vote all
                                                       sub-items 5a-5g.  To vote for each sub-
                                                       item separately, mark each corresponding
                                   Date                box listed 5a-5g.                              5g. [ ]      [ ]     [ ]

Please be sure to sign and
date this Proxy.                                                                                       6. [ ]      [ ]     [ ]
-----------------------------------------------------
                                                                                                       7. [ ]      [ ]     [ ]

                                                       8.  To transact such other business as may properly come before the meeting or any adjournment thereof.
-----------------------------------------------------
  Shareholder sign here            Co-owner sign here



DETACH CARD                                                          DETACH CARD

                           SPECIAL MEETING RESOLUTIONS

1. To elect 7 Directors to the Board of the Company. NOMINEES: (01) Conrad Fischer, (02) J. Grant Beadle, (03) Theodore A. Bosler, (04) John P. Kayser, (05) Ann P. McDermott, (06) John B. Schwemm and (07) Robert E. Wood II.

2. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the current fiscal year.

3. To approve a proposal to reorganize the Company into a Delaware business trust.

     a. To approve an amendment to the Articles of Incorporation of the Company to permit actions, including the reorganization, to be approved by the affirmative vote of a majority of the outstanding shares of the Company.
     b. To approve an Agreement and Plan of Reorganization pursuant to which the Company will be reorganized into a Delaware business trust.

4.   To approve a new investment objective.

5. To approve standardized fundamental investment restrictions and reclassify the remaining fundamental restrictions as nonfundamental.

     a.  Concentration.
     b.  Borrowing money and issuing senior securities.
     c.  Underwriting securities.
     d.  Investments in real estate.
     e.  Investments in commodities.
     f.  Lending by the Fund.
     g. To reclassify all remaining fundamental investment restrictions as nonfundamental.

6. To approve a Rule 12b-1 distribution plan with William Blair & Company, L.L.C. for Class N shares.

7.   To approve an amended Management Agreement.

8. To transact such other business as may properly come before the meeting or any adjournment thereof.

                            WILLIAM BLAIR GROWTH FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 1999

The undersigned shareholder of William Blair Growth Fund (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes and appoints Conrad Fischer, John B. Schwemm and Marco Hanig and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 1999 in the 13th floor conference room of William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois, at 8:00 a.m., Central time, and at any and all adjournments thereof, with respect to all shares of the Company for which the undersigned would be entitled to provide instructions or with respect to which the undersigned is entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. All proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

YOU MAY VOTE BY TELEPHONE BY CALLING TOLL-FREE 1-877-779-8683 AND FOLLOWING THE RECORDED INSTRUCTIONS. PROMPT VOTING BY SHAREHOLDERS WILL SAVE THE FUND AND SHAREHOLDERS THE COSTS ASSOCIATED WITH FURTHER SOLICITATION.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" EACH PROPOSAL. IF NO DIRECTION IS MADE FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED "FOR" ANY AND ALL SUCH PROPOSALS.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-----------------------------------------------------

                                                                                                           For All   With-  For All
                                                       1. INSTRUCTION: To withhold authority to vote for   Nominees  hold    Except
                                                          any individual nominee(s), mark the "For All
                                                          Except" box and print the name(s) of the
              WILLIAM BLAIR INCOME FUND                   nominee(s) on the line provided.                   [ ]     [ ]     [ ]

-----------------------------------------------------  ----------------------------------------------------------------------------
       PLEASE REFER TO THE BOTTOM OF THIS CARD
   FOR THE RESOLUTIONS TO BE VOTED AT THE MEETING                For  Against Abstain                     For    Against Abstain
-----------------------------------------------------
                                                       2.        [ ]    [ ]     [ ]                   5a. [ ]      [ ]     [ ]
  CONTROL NUMBER:
  RECORD DATE SHARES:                                  3a.       [ ]    [ ]     [ ]                   5b. [ ]      [ ]     [ ]

                                                       3b.       [ ]    [ ]     [ ]                   5c. [ ]      [ ]     [ ]

                                                       4.        [ ]    [ ]     [ ]                   5d. [ ]      [ ]     [ ]

                                                                 For  Against Abstain                 5e. [ ]      [ ]     [ ]

                                                       5.        [ ]    [ ]     [ ]                   5f. [ ]      [ ]     [ ]

                                                       Instruction: Mark box 5 above to vote all
                                                       sub-items 5a-5g.  To vote for each sub-
                                                       item separately, mark each corresponding
                                   Date                box listed 5a-5g.                              5g. [ ]      [ ]     [ ]

Please be sure to sign and
date this Proxy.                                                                                       6. [ ]      [ ]     [ ]
-----------------------------------------------------
                                                                                                       7. [ ]      [ ]     [ ]

                                                       8.  To transact such other business as may properly come before the meeting or any adjournment thereof.
-----------------------------------------------------
  Shareholder sign here            Co-owner sign here


DETACH CARD                                                          DETACH CARD

                           SPECIAL MEETING RESOLUTIONS

1. To elect 7 Directors to the Board of the Company. NOMINEES: (01) Conrad Fischer, (02) J. Grant Beadle, (03) Theodore A. Bosler, (04) John P. Kayser, (05) Ann P. McDermott, (06) John B. Schwemm and (07) Robert E. Wood II.

2. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the current fiscal year.

3. To approve a proposal to reorganize the Company into a Delaware business trust.

     a. To approve an amendment to the Articles of Incorporation of the Company to permit actions, including the reorganization, to be approved by the affirmative vote of a majority of the outstanding shares of the Company.
     b. To approve an Agreement and Plan of Reorganization pursuant to which the Company will be reorganized into a Delaware business trust.

4.   To approve a new investment objective.

5. To approve standardized fundamental investment restrictions and reclassify the remaining fundamental restrictions as nonfundamental.

     a.  Concentration.
     b.  Borrowing money and issuing senior securities.
     c.  Underwriting securities.
     d.  Investments in real estate.
     e.  Investments in commodities.
     f.  Lending by the Fund.
     g. To reclassify all remaining fundamental investment restrictions as nonfundamental.

6. To approve a Rule 12b-1 distribution plan with William Blair & Company, L.L.C. for Class N shares.

7.   To approve an amended Management Agreement.

8. To transact such other business as may properly come before the meeting or any adjournment thereof.

                            WILLIAM BLAIR INCOME FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 1999


The undersigned shareholder of William Blair Income Fund (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes and appoints Conrad Fischer, John B. Schwemm and Marco Hanig and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 30, 1999 in the 13th floor conference room of William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois, at 8:00 a.m., Central time, and at any and all adjournments thereof, with respect to all shares of the Company for which the undersigned would be entitled to provide instructions or with respect to which the undersigned is entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. All proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.


YOU MAY VOTE BY TELEPHONE BY CALLING TOLL-FREE 1-877-779-8683 AND FOLLOWING THE RECORDED INSTRUCTIONS. PROMPT VOTING BY SHAREHOLDERS WILL SAVE THE FUND AND SHAREHOLDERS THE COSTS ASSOCIATED WITH FURTHER SOLICITATION.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" EACH PROPOSAL. IF NO DIRECTION IS MADE FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED "FOR" ANY AND ALL SUCH PROPOSALS.